UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09523

Electric City Funds, Inc.

(Exact name of registrant as specified in charter)

1292 Gower Road

 Glenville,  NY 12302

(Address of principal executive offices)(Zip code)

Jim Denney

1292 Gower Road
Glenville, NY 12302

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 370-0289

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Electric City Value Fund

ANNUAL REPORT

August 31, 2006

ELECTRIC CITY FUNDS

PORTFOLIO MANAGEMENT DISCUSSION

Electric City Value Fund

August 31, 2006

On August 31, 2006 the Electric City Value Fund (“ECVFX” or “Fund”) had 36 holdings, in addition to cash and equivalents. The audited net asset value was $15.57 per share. During the twelve-month period ended August 31, 2006 the Fund returned 2.17% versus returns of 8.84% for the Standard & Poor’s 500 Index and 8.75% for the Russell 3000® Index. Since the fund’s December 30, 1999 inception, through August 31, 2006, the fund appreciated by 57.18% versus returns of -0.87% for the Standard & Poor’s 500 Index and 6.18% for the Russell 3000® Index.

During the fiscal year, some of the largest positive contributors to Fund performance were Landec, E-diets.com, Amvescap, Edgar Online, Steiner Leisure and National Grid. The positive contributions generally appear to be based on company specific issues.  Significant detractors to the Fund’s performance came from the Fund’s holdings in XM Satellite Radio, Plantronics, Valassis Communications, Tejon Ranch, Alexander & Baldwin and Home Depot. The Fund positions in Tejon Ranch, Alexander & Baldwin and Home Depot may have suffered to some extent from weakness in real estate related securities, particularly in the latter portion of the year, while the others generally appear to be based on company specific issues. Also, the significant increase in short term interest rates, and the resulting narrowing spread between short and long term interest rates, presented issues for our holdings that perform significant lending activities, such as our holdings in Partners Trust, Community Bank, Washington Mutual, and TD Banknorth. As a group they were down slightly on the year, although that was offset by decent dividend income received from those companies. However, our positions in other companies engaged in lending activities, Toronto Dominion Bank, Bank of America, and Citigroup, continued to perform relatively well in spite of the interest rate trend discussed above. This is likely attributable to their more diversified business activities that are not as exposed to trends in interest rate spreads. The economy, equity markets and corporate profits were generally favorable during the fiscal year.

During the past year portfolio turnover was 10.79%. In general, low turnover has the potential to be beneficial as “friction” costs; capital gains taxes, commissions, and the trading impact of bid/ask spreads, are often less costly for low versus high turnover funds.

Portfolio Information

Top Ten Equity Holdings
1. Landec
2. Microsoft
3. Plantronics
4. XM Satellite Radio
5. Tejon Ranch
6. Steiner Leisure
7. Decorator Industries
8. National Grid
9. General Electric
10. Berkshire Hathaway

A complete list of the fund’s holdings is available for your review on the accompanying Schedule of Investments.

Major Portfolio Changes

During the fiscal year the Fund initiated and closed out positions in the following equity securities:

Initiated	Closed Out
Electric & Gas Technology	Arlington Hospitality
Stockgroup	E-diets.com
Superior Industries
XM Satellite Radio

Investment Strategy

The Electric City Value Fund seeks to build shareholder wealth by investing in companies that exhibit the potential for significant increases in total return. While the Fund will generally use a “buy and hold” investment strategy, the Fund may occasionally invest on a short-term basis.

The Fund invests in common stocks without restrictions regarding market capitalization and normally invests at least 80% of the Fund’s total assets in common stocks or securities convertible into common stocks. Additionally, the Fund holds at least 80% of the total value of the common stocks in a core position of no more than 40 companies.

The Fund seeks to identify and invest in companies which exhibit some or all of the following criteria:

*

solid financial condition;

*

consistent earnings and/or dividend history;

*

company or industry group is temporarily out of favor;

*

undervalued or overlooked assets;

*

favorable insider ownership trends;

*

not widely owned or followed by institutional investors;

*

experienced or is likely to experience a triggering event that may cause an increase in value.

Examples of a trigger for a possible increase in value include:

*

a change in corporate structure;

*

a change in a company’s key management;

*

initiating or increasing an authorized buy-back of a company’s own stock;

*

apparent corporate efforts to take advantage of business opportunities;

*

increased following by securities analysts and institutional investors;

*

beneficiary of a long term demographic or economic trend;

*

beneficiary of change in government policy or regulations.

No consideration is given to benchmark allocations of individual companies or sectors; therefore the Fund’s performance may vary considerably from benchmark returns. From our perspective, we are investing in a “market of stocks” not the “stock market”.

The views, opinions and data in the portfolio management discussion and this report were current as of August 31, 2006, and are subject to change. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the portfolio manager reserves the right to change his views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ELECTRIC CITY VALUE FUND

Industry Distribution

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

ELECTRIC CITY VALUE FUND

Performance Illustration

Performance Illustrations

Comparison of change in value of a $10,000 investment in

Electric City Value Fund

and Standard & Poor’s 500 Index and Russell 3000 Index

	Total Return One Year	Total Return Since Inception	Average Annual Return Since Inception	Value of a $10,000 Investment
Electric City Value Fund (1)	2.16%	57.18%	7.01%	$15,718
S&P 500 (2)	8.84%	-0.87%	-0.13%	$9,913
Russell 3000 (3)	8.75%	6.18%	0.90%	$10,618

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Aug-99
Aug-00
Aug-01
Aug-02
Aug-03
Aug-04
Aug-05
Aug-06
$15,718
$10,618
$9,913
Inception Date
12/30/1999
Electric City Value Fund
Russell 3000
S&P 500

*Period beginning December 30, 1999 (Electric City Value Fund’s commencement of operations)

1. Dividends reinvested into asset/index.

2. The Standard & Poor's 500 Stock Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

3. The Russell 3000® Index ("Russell 3000") is constructed in manner designed to represent the broad U.S. equity universe. The Russell 3000 consists of the 3000 largest publicly listed U.S. companies, representing about 98% of the total capitalization of the entire U.S. stock market. The figures for the Russell 3000 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Electric City Value Fund

			Schedule of Investments
			August 31, 2006
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Communications Services
11,000	XM Satellite Radio Holdings, Inc. *	$ 142,450	4.12%

Construction Services
1,000	Ashland, Inc.	63,140	1.82%

Eating and Drinking Places
1,500	McDonalds Corp.	53,850	1.56%

Electronic Connectors
3,500	Tyco International Ltd.	91,525	2.65%

Electronic & Other Electrical Equipment
3,000	General Electric Co.	102,180	2.95%

Fire, Marine, and Casualty Insurance
900	Allstate Corp.	52,146
30	Berkshire Hathaway Class B *	96,105
		148,251	4.29%

Househould Audio and Video Equipment
8,600	Rockford Corp. *	29,670	0.86%

Instruments for Measuring and Testing of Electricity
30,008	Electric & Gas Technology, Inc. *	30,008	0.86%

Investment Advice
2,500	Amvescap ADR	52,200
700	Value Line, Inc.	31,703
		83,903	2.43%

Lumber and Other Building Material
2,500	Home Depot, Inc.	85,725	2.48%

Miscellaneous Fabricated Textile Products
14,200	Decorator Industries, Inc.	122,688	3.55%

Motor Vehicle Parts & Accessories
3,000	Superior Industries International, Inc	50,730	1.47%

National Commercial Banks
1,800	Bank of America Corp.	92,646
1,500	Citigroup, Inc.	74,025
1,000	Community Bank System, Inc.	21,870
3,000	Partners Trust Financial Group, Inc.	32,880
470	Toronto Dominion Bank (Canada)	27,190
		248,611	7.19%

Natural Gas Transmission
1,755	National Grid PLC	106,880	3.09%

Plastics Material Synthetic Resins
17,900	Landec Corp. *	181,327	5.24%

Petroleum Refining
600	Marathon Oil Corp.	50,100	1.45%

Pharmaceuticals Preparations
2,500	Schering-Plough Corp.	52,375	1.51%

Prepackaged Software
6,500	Microsoft Corp.	167,050	4.83%

Savings Institutions, Federal
1,800	Washington Mutual, Inc.	75,402	2.18%

Services - Advertising
1,800	Valassis Communications, Inc. *	35,496	1.03%

Services - Business Services
13,671	Edgar Online, Inc. *	51,676
10,000	Onvia, Inc. *	49,800
257,400	Stockgroup Information Systems, Inc. *	91,377
		192,853	5.58%

Services - Personal Services
3,200	Steiner Leisure Ltd. *	123,136	3.56%

State Commercial Banks
980	TB Banknorth, Inc.	29,008	0.84%

Telephone and Telegraph Apparatus
8,000	Plantronics, Inc.	143,360	4.14%

Real Estate
3,000	Tejon Ranch Co. *	130,170	3.76%

Watches, Clocks, Clockwork Operated Devices & Parts
2,200	Movado Group, Inc.	49,478	1.43%

Water Transportation
1,800	Alexander & Baldwin, Inc.	78,948	2.28%

Women's, Misses' and Juniors' Outerwear
2,400	Liz Claiborne, Inc.	89,688	2.59%

Total for Common Stock (Cost $2,114,645)		2,758,002	79.74%

CASH AND EQUIVALENTS
700,275	Fidelity Money Market Portfolio Select Class 5.16% (Cost $700,275) (a)	700,275	20.24%

	Total Investments (Cost $2,814,920)	3,458,277	99.98%

	Other Assets Less Liabilties	801	0.02%

	Net Assets	$ 3,459,078	100.00%

* Non-income producing security during the period
(a) Variable rate security: the coupon rate shown represents the yield at August 31, 2006
ADR - American Depository Receipt

ELECTRIC CITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2006

The accompanying notes are an integral part of the financial statements.

Electric City Value Fund

Statement of Assets and Liabilities
August 31, 2006

Assets
Investment Securities at Market Value	$ 3,458,277
(Cost $2,814,920)
Receivables:
Dividends and Interest	6,454
Total Assets	3,464,731
Liabilities
Investment Advisory Fees	2,754
Administrative Fees	2,899
Total Liabilities	5,653
Net Assets	$ 3,459,078
Net Assets Consist of:
Capital Paid In	$ 2,733,167
Accumulated Undistributed Net Investment Income	5,357
Accumulated Undistributed Realized Gain on Investments - Net	77,197
Unrealized Appreciation in Value of Investments Based on Cost - Net	643,357
Net Assets for 222,132 Shares Outstanding (100,000,000 authorized,
.0001 Par Value)	$ 3,459,078
Net Asset Value Offering Price and Redemption Price Per Share
(3,459,078/222,132 shares)	$ 15.57

The accompanying notes are an integral part of the financial statements.

Electric City Value Fund

Statement of Operations
For the year ended August 31, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $106)	$ 37,210
Interest	35,081
Total Investment Income	72,291
Expenses:
Advisory Fees	32,609
Administrative Fees	34,325
Total Expenses	66,934

Net Investment Income	5,357

Realized and Unrealized Gain (Loss) from Investments:
Realized Gain from Investments	92,623
Unrealized Depreciation on Investments	(32,870)
Net Realized and Unrealized Gain (Loss) on Investments	59,753

Net Increase in Net Assets resulting from Operations	$ 65,110

The accompanying notes are an integral part of the financial statements.

Electric City Value Fund

Statements of Changes in Net Assets

	2006	2005
Increase(decrease) in Net Assets
From Operations:
Net Investment (Loss)	$ 5,357	$ (5,570)
Net Realized Gain from Investments	92,623	22,089
Unrealized Appreciation (Depreciation) on Investments	(32,870)	289,813
Net Increase in Net Assets Resulting from Operations	65,110	306,332

Distributions to Shareholders	-	(9,609)
Return of Capital to Shareholders	-	(2,443)
Capital Share Transactions (Note 6)	(110,809)	707,135

Total Increase (Decrease)	(45,699)	1,001,415

Net Assets at Beginning of Period	3,504,777	2,503,362

Net Assets at End of Period	$ 3,459,078	$ 3,504,777

The accompanying notes are an integral part of the financial statements.

Electric City Value Fund

Financial Highlights
Selected data for a share of capital stock outstanding throughout the period:

	2006	2005	2004	2003	2002
Net Asset Value -
Beginning of Period	$15.24	$13.57	$12.08	$11.09	$12.70
Income from Investment Operations:
Net Investment Income (Loss)*	0.02	(0.03)	(0.01)	(0.04)	(0.05)
Net Gains or Losses on Securities
(realized and unrealized)	0.31	1.77	1.50	1.03	(1.56)
Total from Investment Operations	0.33	1.74	1.49	0.99	(1.61)
Distributions
(from return of capital)	0.00	(0.01)	0.00	0.00	0.00
(from net investment income)	0.00	0.00	0.00	0.00	0.00
(from capital gains)	0.00	(0.06)	0.00	0.00	0.00
Total from Distributions	0.00	(0.07)	0.00	0.00	0.00
Net Asset Value -
End of Period	$15.57	$15.24	$13.57	$12.08	$11.09

Total Return (a)	2.17%	12.80%	12.33%	8.93%	-12.68%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	3,459	3,505	2,503	1,994	1,833

Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.85%	1.65%
Ratio of Net Investment Income to Average Net Assets	0.16%	-0.19%	-0.05%	-0.37%	-0.41%
Portfolio Turnover Rate	10.79%	23.02%	10.11%	59.45%	50.34%

(a) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions and do not assume the effects of any sales charge.
* Per share amounts were calculated using the average shares method.

The accompanying notes are an integral part of the financial statements.

ELECTRIC CITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2006

1.) ORGANIZATION:

Electric City Funds, Inc. (the “Company”) is a diversified, open-end management investment company. The Company was organized in Maryland as a Corporation and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is one series authorized by the Company, the Electric City Value Fund (the “Fund”).

The Fund commenced investment operations on December 30, 1999.  The Fund's primary investment objective is to build shareholder wealth by maximizing the total return of the Fund’s portfolio.  Total return is derived by combining the total changes in the principal value of all the Fund’s investments with the total dividends and interest paid to the Fund.

2.) SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION:

The Fund intends to invest in a wide variety of equity and debt securities.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  Short-term investments are valued at amortized cost, which approximates market.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.  Factors that are considered when determining fair value include:

General Factors to be considered by the adviser in determining a valuation method for a               particular security shall include but not be limited to

(a.)

the fundamental analytical data relating to the investment;

(b.)

the nature and durations of restrictions (if any) on the disposition of the security, and;

(c.)

an evaluation of the forces which influence the market in which the security is purchased and sold

Specific factors to be considered by the Adviser in determining a valuation method for a particular security shall include:

(d.)

type of security

(e.)

financial statements of the issuer of the security

(f.)

cost at date of purchase

(g.)

size of holdings in the security

(h.)

discount from market value of unrestricted securities of the same general type as the subject security at the time of purchase and at time of valuation

(i.)

special reports relating to the security prepared by analysts

(j.)

information relating to transactions and/or offerings with respect to the security

(k.)

existence of merger proposals or tender offers affecting the security

(l.)

extent and price of public trading in similar securities of the issuer or comparable companies, and

(m.)

any other reasonably ascertainable relevant matters.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to qualify each year as a “regulated investment company” under Sub Chapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders, therefore, no federal income tax provision is required.

OPTION WRITING:

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund did not write any options during the year.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  To the extent that book/tax differences are permanent, they are reclassed to capital paid in or net short term capital gains in the period in which the difference arises. Net investment gain of $110 was reclassified to capital paid in on February 28, 2006.  The reclassification had no effect on net assets.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

Security transactions are recorded on the trade dates.  Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the fund’s understanding of applicable country’s tax rates and rules.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory and administration agreement with Mohawk Asset Management, Inc. (the “Adviser”).  The Fund is authorized to pay the Adviser a fee equal to an annual rate of 0.95% of the average daily net assets of the Fund for investment advisory services and a fee equal to an annual rate of 1.0% of the average daily net assets of the Fund for administrative fees.  Mohawk Asset Management, Inc. has agreed to be responsible for payment of all operating expenses of the Fund except for taxes, interest, litigation expenses and any other extraordinary expenses.

As a result of the above calculation, for the year ending August 31, 2006, the Adviser earned management fees totaling $32,609 and administrative fees totaling $34,325 for services provided to the Fund. As of August 31, 2006, the Fund owed $5,652 to Mohawk Asset Management, Inc for investment advisory and administrative fees.

4.)  DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act.  The Fund’s plan provides that the Fund pay a servicing or Rule 12b-1 fee of .25% of the average net assets to the adviser for performing certain servicing functions for the Fund’s shareholders and to cover fees paid to broker-dealers for sales and promotional services.  Effective January 6, 2005, distribution (12b-1) fees were reduced to 0.00% from 0.25%.   Pursuant to authority granted to the Board under the 12b-1 Plan, the Board can increase or decrease Plan fees at any time.  The maximum fee payable under the plan is the annual equivalent of 0.25% of average daily net assets of the Fund.

5.)

RELATED PARTY TRANSACTIONS

A control person of Mohawk Asset Management, Inc. also serves as director of the Fund and Chief Compliance Officer.  This individual receives benefits from the Adviser resulting from the advisory and administration fees paid to the Adviser of the Fund.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of August 31, 2006 National Investors Services Corp. held for the benefit of others, in aggregate, approximately 83% of the Fund.

6.)

CAPITAL STOCK TRANSACTIONS

At August 31, 2006 the Company was authorized to issue 100,000,000 shares of capital stock ($.0001 par value). The Company has classified and registered for sale up to 25,000,000 shares of the Fund. Paid in capital at August 31, 2006 was $2,733,167 for the Fund.

The following is a summary of capital share transactions for the years indicated:

	2006		2006
	Shares	Amount	Shares	Amount
Shares sold	13,598	$212,739	53,921	$828,766
Shares reinvested	-	-	796	12,052
Shares redeemed	(21,427)	(323,548)	(9,214)	(133,683)
Net Increase (Decrease)	(7,829)	$(110,809)	45,503	$707,135

7.)

INVESTMENT TRANSACTIONS

For the year ending August 31, 2006 purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $591,636 and $275,375 respectively.   For federal income tax purposes, the cost of investments owned at August 31, 2006 was $2,814,920.

As of August 31, 2006, the gross unrealized appreciation (excess of value over tax costs) for all securities totaled $868,405 and the gross unrealized depreciation (the excess of tax cost over value) for all securities totaled $225,048 for a net unrealized appreciation of $643,357.

1.)

DISTRIBUTABLE EARNINGS

As of August 31, 2006 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)

    $5,357

Undistributed long-term capital gain/(accumulated losses)

    77,197

Unrealized appreciation/(depreciation)

  643,357

$725,911

ADDITIONAL INFORMATION

ELECTRIC CITY VALUE FUND

EXPENSE EXAMPLE

AUGUST 31, 2006 (UNAUDITED)

As a shareholder of the Electric City Funds, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 through August 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Electric City Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2006	August 31, 2006	March 1, 2006 to August 31, 2006

Actual	$1,000.00	$978.02	$9.72
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.38	$9.91
* Expenses are equal to the Fund's annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by
184/365 (to reflect the one-half year period).

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies for the period ended June 30, 2006, are available without charge upon request by (1) by calling the Fund at 1-800-453-6556 or visiting our website at www.mutualss.com and on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Directors and Officers  (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the directors and officers of the Fund are set forth below. The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling toll free 1-800-453-6556.

Name,Address,Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director[2]
James W. Denney Age: 41	Interested Director[3], President, Chairman	Indefinite, Since December, 1999	President of Mohawk Asset Management, Inc., a registered investment adviser. Chairman, President and Portfolio Manager of the Company since its inception in December, 1999.	1	Bertolet Capital Trust
Patrick M. DiCesare Age: 62	Independent Director	Indefinite, Since January, 2004.	Independent Consultant since January, 2004. Formerly Principal, DiCesare, Spataro & Associates, Burnt Hills, NY, a property and casualty insurance agency.	1	None
Edward A. Sorenson Age: 54	Independent Director	Indefinite, Since September, 2004.	Currently Executive Vice President, Program Risk Management, Inc and PRM Claim Services, Inc, since 2001.	1	None

1 Each director may be contacted by writing to the director, c/o Electric City Funds, 1292 Gower Road, Scotia, NY 12302.

2 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,"public companies") or other investment companies registered under the 1940 Act.

3 Mr. Denney is an officer of Mohawk Asset Management, Inc. and is considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

Investment Advisory Agreement

Board Considerations in Approving the Continuation of the Management Agreement

The Board considered the continuation of the Investment Advisory Agreement (the “Agreement”) with respect to the Fund at a meeting held on December 15, 2005. The Directors provided a memorandum describing the Directors' duties when considering the Agreement renewal which requested information from the Adviser in order to provide the Directors with that information necessary to fulfill its obligations under Section 15(c) of the Investment Company Act of 1940. In response to the memorandum the Board received a letter and other supporting documentation from the Adviser (the “Response”).

Regarding the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information provided in the Response regarding the Adviser’s business operations, personnel and business practices and management. This review included the Adviser’s Form ADV, which described the educational and professional background of the Adviser’s investment personnel, the operations and policies of the Adviser, as well as any conflicts of interest that relate to the Fund.

Investment Advisory Agreement (Continued)

The Directors also reviewed and considered information in the Response, as well as material provided to the Board during the current and preceding meetings, which described the Adviser’s compliance activities with respect to the Fund, the Adviser’s allocation policy for purchasing securities for its clients, and reviewed certifications from the Adviser regarding compliance with the Adviser’s code of ethics as they applied to the Fund. The Response also disclosed any recent regulatory action, outstanding litigation, or receipt of any complaints pertaining to the Adviser with respect to the Fund, of which the Directors noted there were none.

The Response also included financial information pertaining to the Adviser including a balance sheet, a discussion of significant balance sheet changes over the past year, profitability of the Adviser, and expenses incurred by the Adviser as a result of its relationship with the Company. The Board reviewed and discussed the Adviser’s financial information.

The Directors discussed the terms of the Agreement, and concluded that the nature, extent and quality of services required of and provided by the Adviser were reasonable and consistent with the Board’s expectations. The Directors concluded that the Adviser has the resources to provide Advisory services to the Fund.

Regarding the investment performance of the Fund, the Directors reviewed information provided in the Response regarding each Fund’s performance for various periods since inception of the Fund compared to an appropriate index and/or peer group, and also considered information that had been provided to the Board by the Adviser on a quarterly basis. The Board reviewed the information and noted that the Fund had significantly outperformed its indices and Lipper peer group since inception. The Board did not consider performance of the Adviser with other Adviser managed accounts because the Fund is the only mutual fund, or comparable type account, advised by the Adviser. With respect to portfolio management for the Fund it was the consensus of the Directors that the Adviser has performed well and in accordance with the Fund’s respective investment objectives and principal investment strategies.

Regarding the cost of the services provided by the Adviser, the Directors reviewed information in the Response regarding the cost of the services provided by the Adviser to the Fund, including information regarding overhead, fund related expenses paid by the Adviser and other expenses of the Adviser. The Directors also received information regarding the expense ratio of the fund relative to other comparable mutual funds. It was noted that, given the small size of the Fund, that the expense ratio was higher than the average of the peer group presented. The Board did not rely on information about other Advisory contracts with the Adviser because the Adviser does not provide Advisory services to other mutual funds. The Board also considered the fact that the Adviser has been paying for Company related expenses in excess of those received pursuant to the Operating Services Agreement, which allows the Fund to maintain total expenses at current levels, which are lower than what the expense levels would be if the Fund paid for fund related expenses directly.  The Board considered the information and concluded that the fees required by the Agreement were reasonable.

Regarding any fall-out or ancillary benefits that accrue to the Adviser as a result of the Adviser's relationship with the Company, the Directors sought and received information in the Response. The Board reviewed information in the Response, and that provided during prior meetings, regarding brokerage allocation, soft dollar arrangements utilized by the Adviser, the cost of any soft dollar arrangements to the Fund, and the intangible benefit gained by the Adviser as a result of its relationship with a public investment company. The Board concluded that any fall-out or ancillary benefits that accrue to the Adviser as a result of the Adviser's relationship with the Company were reasonable and should not be a material factor in their deliberations and decision regarding renewal of the Agreement.

Regarding economies of scale and whether fee levels reflect those economies of scale, these were not factors considered relevant by the Board due to the small size of the Fund. As to the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect those economies of scale, the Board did not consider these factors to be relevant to their discussions because of the relatively small size of the Fund and marginal profitability of the Adviser at present.

The Directors then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling, nor did the Board assign any relative value to the factors it considered. The Board considered all such factors, taken as a whole. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the independent Directors, determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, determined that the approval of the Agreement was in the best interests of the Company and the Fund's shareholders, and unanimously approved the continuance of the Agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

Electric City Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Electric City Value Fund (the Fund), a series of the Electric City Funds, Inc., including the schedule of investments, as of August 31, 2006 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets for the year ended August 31, 2005 and the financial highlights for each of the years in the four year period then ended were audited by other auditors whose report dated October 25, 2005, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of August 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Electric City Value Fund as of August 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
October 25, 2006

1292 Gower Road

Scotia, New York 12302

Phone (518) 370-0289

Toll Free (800) 453-6556

This report is provided for the general information of the shareholders of the Electric City Funds. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The Company has adopted a written code of ethics, sections of which apply to the Company’s President, Treasurer, and officers performing similar functions.  The provisions of these sections are reasonably designed to promote:

1.

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by the Company;

3.

Compliance with applicable governmental laws, rules and regulations;

4.

The prompt reporting of violations of the code to an appropriate person or person identified in the code; and

5.

Accountability for adherence to the code.

The Company will provide a copy of its most recent code of ethics, upon request, to any person.  You may request a copy of the code by writing to the Company at Electric City Funds, Inc., c/o Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH  44141, or by calling the Company, toll free, at 1-800-453-6556.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, the members of which at August 31, 2004 were Mr. Patrick DeCesare (Mr. Edward A. Sorensen was elected to the Board of Directors and appointed to the audit committee during September 2004).  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit and committee are reported to the full Board.

The audit committee does not currently have a member that qualifies as a “financial expert”, as that term is defined under current SEC regulations.  The straightforward nature of the Funds’ investments and accounting requirements and the fact that transfer agency and accounting functions are performed by an unaffiliated third party and audited by an independent accounting firm, would not negatively impact the audit committee’s ability to fulfill its requirements without the presence of a ‘financial expert.”

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 12,000 ($11,000 unbilled)

FY 2005

$ 13,665

Nature of the fees:

Audit Consent and Fund audit, some of which has not been billed for fiscal year 2006 yet.

(b)

Audit-Related Fees

Registrant

FY 2006

$ 0

FY 2005

$ 0

Nature of the fees:

There were no audit related fees for fiscal years 2005 and 2006.

(c)

Tax Fees

Registrant

FY 2006

$ 1,615 ($1,200 unbilled)

FY 2005

$ 950

Nature of the fees:

Tax preparation and filing, some of which has not been billed for fiscal year 2006 yet.

(d)

All Other Fees

Registrant

FY 2006

$ 0

FY 2005

$ 0

Nature of the fees:

No other fees were incurred during fiscal years 2005 and 2006.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee meets at least annually prior to the filing of annual financial statements, meets with the auditor for the purpose of discussing services to be provided by the auditor, to determine whether the auditor is likely to perform any non-audit services, and to determine the scope of the audit. None of these functions is delegated to management.  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2006

$ 0

FY 2005

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  The auditor did not perform any non-audit services other than preparing tax returns.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Company has adopted internal control and disclosure procedures reasonably designed to ensure that material information relating to the Company’s financial reports, including its consolidated subsidiaries, is made known to the Company’s President, Treasurer, and officers performing similar functions, particularly during the time the reports are being made, and that such information is created, accumulated, compiled and presented accurately, honestly, and completely.

The President and Treasurer have evaluated the procedures within ninety days of this report and found them to be adequate to provide reasonable assurance that the financial statements are accurate, honest and complete.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH. Not applicable.

(a)(2)

EX-99.CERT”.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Electric City Funds, Inc.

By /s/ James W. Denney

* James W. Denney

President and Treasurer

Date October 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James W. Denney

* James W. Denney

President and Treasurer

Date October 30, 2006

* Print the name and title of each signing officer under his or her signature.